Other Expense, Net (Tables)	9 Months Ended
Sep. 30, 2021
Other Expense, Net [Abstract]
Schedule of condensed consolidated statements of operations and comprehensive loss
	For the Nine Months Ended September 30,
	2021	2020
Other expense, net
Interest income	$6	$160
Change in fair value of derivative and warrant liability	(3,791)	(1,893)
Loss on extinguishment of convertible note	—	(3,775)
Other expense, net	(496)	(40)
Total other expense, net	$(4,281)	$(5,548)